SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                               Form 8-K
                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 4, 1997



                      Dean Witter, Discover & Co.
        (Exact name of registrant as specified in its charter)


     Delaware                  1-11758                     36-3145972
  (State or Other         (Commission File                (IRS Employer
   Jurisdiction                Number)               Identification Number)
 of Incorporation)

Two World Trade Center, New York, New York                   10048
(Address of principal executive offices)                   (Zip Code)


                            (212) 392-2222
         (Registrant's telephone number, including area code)

                                 None
     (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          Attached and incorporated herein by reference as Exhibit
          99.1 and Exhibit 99.2, respectively, are copies of (1) a press release of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. announcing the signing of a definitive agreement to merge the two companies and (2) a presentation regarding the proposed merger made at a press conference on February 5, 1997.

Item 7(c).   Exhibits

     99.1 Press release dated February 5, 1997 announcing the signing of an agreement to merge Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

     99.2 Joint Presentation regarding the proposed merger made at a press conference on February 5, 1997.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DEAN WITTER, DISCOVER & CO.
                                   ------------------------------
                                            (Registrant)


Date:  February 12, 1997           By: /s/ Ronald T. Carman
       -----------------              ---------------------------
                                             (Signature)

                                   Name:    Ronald T. Carman
                                   Title:   Senior Vice President and
                                            Associate General Counsel

                             EXHIBIT INDEX


Exhibit        Description                                            Page

 99.1 Press release dated February 5, 1997 announcing the signing of an agreement to merge Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

 99.2 Joint Presentation regarding the proposed merger made at a press conference on February 5, 1997.